UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 262-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BRKS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On November 2, 2021, the board of directors (the “Board”) of Brooks Automation, Inc. (the “Company”) increased the size of the Board from nine to ten members and appointed Frank E. Casal to fill the vacancy. Mr. Casal was also appointed to the Audit Committee of the Board.

Mr. Casal spent over 40 years at KPMG, LLP, the U.S. member firm of KPMG International, in various roles, most recently as Vice Chair, Audit, where he was responsible for creating and executing the strategic vision for the U.S. audit practice before retiring June 30, 2021. He earned his B.S. in Business Administration from Boston University and is a licensed CPA in Massachusetts and New York

Mr. Casal will serve as a director of the Company, subject to his earlier removal, resignation or death, until the Company’s 2022 annual meeting of the stockholders and thereafter until his successor is chosen and qualified.

There are no arrangements or understandings between Mr. Casal and any other person pursuant to which he was appointed a director, nor are there any transactions between Mr. Casal and the Company that would be reportable under Item 404(a) of Regulation S-K. Mr. Casal will participate in the Company’s standard director compensation program. Pursuant to this program, Mr. Casal will receive an annual board retainer of $80,000 as a non-employee member of the Board, plus an additional annual retainer of $10,000 for service on the Audit Committee of the Board. In addition, Mr. Casal will receive an annual grant of unrestricted stock with a fair market value equal to $140,000, with the initial annual grant pro-rated in accordance with the compensation program for the number of days out of 365 that have elapsed since the date of the last annual equity award to non-employee directors.

On November 3, 2021, the Company issued a press release announcing the appointment of Mr. Casal to the Board. A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated November 3, 2021, issued by Brooks Automation, Inc.

104	Cover Page Interactive Data File (embedded within the iXBRL (Inline eXtensible Business Reporting Language) document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

Date: November 4, 2021	/s/ Jason W. Joseph
Jason W. Joseph Senior Vice President, General Counsel and Secretary